ALPS VARIABLE INSURANCE TRUST

1290 Broadway, Suite 1100

Denver, Colorado 80203

May 4, 2009

Mr. Jeff Foor

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	ALPS Variable Insurance Trust (the “Registrant”)
1933 Act File No. 333-146716
1940 Act File No. 811-22133
Post-Effective Amendment No. 1 to 1933 Act Registration Statement

Dear Mr. Foor:

Pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing via the EDGAR system on behalf of the Registrant are definitive prospectuses and a related statement of additional information, dated May 1, 2009.

Sincerely,

/s/ Jennifer A. Craig
Secretary

Enclosure

cc:           Peter H. Schwartz, Esq.

   Davis Graham & Stubbs LLP

AVS LISTED PRIVATE EQUITY PORTFOLIO

PROSPECTUS

CLASS I AND CLASS II SHARES

May 1, 2009

As with all portfolios, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the ALPS Variable Series (“AVS”) Listed Private Equity Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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THE PORTFOLIO

This Prospectus describes the portfolio (the “Portfolio”) of ALPS Variable Insurance Trust, a Delaware statutory trust (the “Trust”).  The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies.  The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

The Trust consists of one series, the AVS Listed Private Equity Portfolio.  The Portfolio offers Class I and Class II shares.

This Prospectus includes important information about the Portfolio that you should know before investing.  You should read this Prospectus and keep it for future reference.  You also should read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase.  That prospectus contains information about the contract, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

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AVS LISTED PRIVATE EQUITY PORTFOLIO (the “Portfolio”)

INVESTMENT OBJECTIVE, STRATEGY & PRINCIPAL RISKS

This section summarizes the Portfolio’s investment objective, principal investment strategies and the principal risks of investing. See “More on the Portfolio’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Portfolio’s investments and the risks of investing.

WHAT IS THE PORTFOLIO’S INVESTMENT OBJECTIVE?

The Portfolio seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

The Portfolio’s Board may change this objective or the Portfolio’s principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Portfolio’s objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you.

WHAT ARE THE PORTFOLIO’S PRINCIPAL INVESTMENT STRATEGIES?

To achieve its objective, the Portfolio will invest at least 80% of its assets in (i)  securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Portfolio does not invest directly in private companies it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Portfolio will primarily invest in equity securities and derivatives of U.S. and non-U.S. Listed Private Equity Companies.

The Portfolio’s sub-adviser, Red Rocks Capital LLC (the “Sub-Adviser”), selects investments from the private equity company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and capital structure.

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WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

The following is a description of the principal risks of the Portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Portfolio from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Portfolio.

•                  Stock Market Risk – The value of equity securities in the Portfolio will fluctuate and, as a result, the Portfolio’s share price may decline suddenly or over a sustained period of time.

•                  Managed Portfolio Risk –The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio to incur losses.

•                  Risks Associated with the Portfolio’s Limited Operating History – The Portfolio is recently formed and therefore has no reportable performance history for investors to evaluate. In addition, certain types of transactions may have a disproportionate impact on the Portfolio’s performance due to the Portfolio’s small size.

•                  Private Equity Risk – In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

•                  Industry Risk – The Portfolio’s investments are concentrated within one industry or group of private equity related industries. Any factors detrimental to the performance of such industries will disproportionately impact the Portfolio. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

•                  Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•                  Emerging Markets Risk – To the extent that the Portfolio invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•                  Currency Risk –The value of the Portfolio’s investments may fall as a result of changes in exchange rates.

•                  Derivative Risk – Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PERFORMANCE

The Portfolio commenced operations on April 30, 2008, so a full calendar year of performance is not yet available.

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FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you invest in the Portfolio. However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of the Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

FEE TABLE	Class I	Class II
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge on purchases (as a percentage of the offering price)	N/A	N/A
Maximum deferred sales charge on redemptions	N/A	N/A

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

Management fees	0.85%	0.85%
Distribution and service (12b-1) fee*	N/A	0.25%
Acquired Fund Fees and Expenses	0.29%	0.29%
Other expenses**	47.58%	24.87%

Total Annual Fund Operating Expenses	48.72%	26.26%
Fee Waiver and Reimbursement	(47.28)%	(24.57)%
Net Annual Fund Operating Expenses	1.44%	1.69%

* Pursuant to a Distribution (12b-1) Plan the Portfolio may pay 12b-1 fees at an annual rate of up to 0.25% of the average daily net asset value of Class II Shares.

** “Other Expenses” include administrative services fees, which currently are permitted to be up to 0.15% of the average daily net asset value of the Portfolio. The administrative services fee is used to compensate intermediaries for providing administrative support services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

(1) ALPS Advisors, Inc. (the “Adviser”) and Sub-Adviser have given a contractual agreement to the AVS Listed Private Equity Portfolio to limit the amount of the Portfolio’s total annual expenses, exclusive of distribution (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15 % of the Portfolio’s average daily net assets. This agreement is in effect through May 1, 2010 and is reevaluated on an annual basis. Without this agreement expenses could be higher. In addition, the Portfolio’s organizational expenses will be borne by the Adviser.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.  However, each insurance contract and separate account assesses fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this Example, your overall expenses would be higher. You should review the insurance contract or policy prospectus for a complete description of fees and expenses.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same.  After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

NUMBER OF YEARS YOU OWN YOUR SHARES	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Class I Shares	$147	$6,726	$9,674	$11,744
Class II Shares	$172	$4,572	$7,497	$11,207

MORE ON THE PORTFOLIO’S INVESTMENTS AND RELATED RISKS

The Portfolio’s investment objective and its principal investment strategies and risks are described under “Investment Objective, Strategy and Principal Risks.” This section provides additional information about the Portfolio’s investment strategies and certain portfolio management techniques the Portfolio may use, as well as the principal and other risks that may affect the Portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Portfolio’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

WHAT ARE THE PORTFOLIO’S PRINCIPAL INVESTMENT STRATEGIES?

To achieve its objective, the Portfolio will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Portfolio does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Portfolio will primarily invest in equity securities and derivatives of U.S. and non-U.S. Listed Private Equity Companies.

The Portfolio intends to invest in the securities of Listed Private Equity Companies domiciled in, or primarily listed on exchanges in, Asia, Europe or North America. The underlying private companies of such Listed Private Equity Companies may, however, be

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domiciled throughout the world.

The Portfolio intends to invest in the securities of a diverse portfolio of Listed Private Equity Companies. The selection of Listed Private Equity Companies for the Portfolio, and their respective weightings within the Portfolio, will be made pursuant to the Sub-Adviser’s proprietary selection methodology and is based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and capital structures). The portfolio may be adjusted from time to time.

The Listed Private Equity Companies in which the Portfolio intends to invest include a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Portfolio intends to focus its portfolio on Listed Private Equity Companies that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, but may invest in Listed Private Equity Companies making debt investments and in other stages of development. In addition, the Portfolio may invest in the common stock of publicly traded closed-end management investment companies, including business development companies, that invest in securities of Listed Private Equity Companies.

WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE PORTFOLIO INVESTS?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Portfolio may invest in equity or equity related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities

The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

The Portfolio may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

WHAT ARE THE NON-PRINCIPAL STRATEGIES OF THE PORTFOLIO?

Unless otherwise stated within its specific investments policies, the Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however they may not achieve the Portfolio’s objective. These securities and strategies may include:

•                  debt securities;

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•                  indexed/structured securities;

•                  high-yield/high risk bonds;

•                  securities lending;

•                  short sales “against the box” and “naked” (uncovered short sales) (no more than 10% of the Portfolio’s assets may be invested in naked short sales); and

•                  securities purchased on a when-issued, delayed delivery, or forward commitment basis.

Other Investment Companies

The Portfolio may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”). Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio invests in other investment companies, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Portfolio may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Portfolio may invest in other investment companies that invest in a manner consistent with the Portfolio’s investment objective and strategies, including the use of exchange-traded funds (“ETFs”). Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Illiquid Investments

The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Portfolio’s Board of Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

Cash Position

The Portfolio may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he/she is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Portfolio has committed available assets to desirable investment opportunities. When the Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested.

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Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” Although the Portfolio does not engage in active and frequent trading of securities as a primary investment strategy, the Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Portfolio’s Fees and Expenses Table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Temporary Defensive Investments

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short term debt securities, cash and cash equivalents. Under such circumstances, the Portfolio may not achieve its investment objective.

Master/Feeder Structure

In lieu of investing directly, the Portfolio may seek to achieve its investment objective by converting to a Master/Feeder Structure pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio.  The Master/Feeder Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale.  The SAI contains more information about the possible conversion to a Master/Feeder Structure.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Portfolio investments listed in this Prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Portfolio’s investments refer to total assets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

Stock Market Risk

The value of equity securities in the portfolio will fluctuate and, as a result, the Portfolio’s share price may decline suddenly or over a sustained period of time.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Portfolio’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Portfolio’s investment objective.

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Risks Associated the Portfolio’s Limited Operating History

The Portfolio is recently formed and therefore has no reportable performance history for investors to evaluate. Also, it is possible that the Portfolio may invest in securities offered in certain types of transactions (such as private placements) which, because of the Portfolio’s size, may have a disproportionate impact on the Portfolio’s performance results. The Portfolio would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Private Equity Risk

In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, valuation risk, managed portfolio risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Industry Risk

The Portfolio’s investments are concentrated within one industry or group of private equity related industries. Any factors detrimental to the performance of such industries will disproportionately impact the Portfolio. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Portfolio’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in that country.

Emerging Markets Risk

To the extent that the Portfolio invests in issuers located in emerging markets, the risks associated with non-U.S. securities may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

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Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Portfolio’s investments to decline in terms of U.S. dollars. Additionally, certain of the Portfolio’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Dividends Distributions and Tax Consequences”  below. Portfolios that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Derivatives Risk

The Portfolio may engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts and interest rate, currency or credit default swaps. The Portfolio may engage in these transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract will obligate or entitle the Portfolio to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Portfolio’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Portfolio less liquid and harder to value, especially in declining markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. The Portfolio will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the manager might wish to do so.

WHAT ARE THE NON-PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?

Credit Risk

The companies in which the Portfolio may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the portfolio and its income.

Liquidity and Valuation Risk

Certain of the Portfolio’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Portfolio to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Portfolio invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Focused Investment Risk

This is the risk that a fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on the Portfolio’s net asset value.

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Securities Lending Risk

The Portfolio may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Portfolio’s SAI for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Portfolio may not be able to recall the securities in time for the Portfolio to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Portfolio may also call such loans in order to sell the securities involved.

DESCRIPTION OF SHARE CLASSES

The Portfolio has two classes of shares, Class I and II shares. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. A Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their Contract or Separate Account with that company.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.

Authorized Classes

The Portfolio may issue one or more classes of shares, which currently includes Class I and Class II (collectively, the “Classes” and individually, each a “Class”).

Class I and Class II shares are sold without a sales load. Class I and Class II shares are offered with fees used to compensate financial intermediaries for administrative support services provided to retirement plan or pension plan participants, variable contract owners or other underlying investors investing through institutional channels. These administrative support services may include shareholder servicing, sub-accounting and record keeping. In addition, Class II shares are offered with fees for distribution, servicing and marketing of such shares (“12b-1 Fees”), pursuant to a Distribution Agreement. Class I shares do not impose 12b-1 Fees. As mentioned above, a Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their Contract or Separate Account with that company.

The Classes of shares issued by the Portfolio will be identical in all respects except for Class designation, allocation of certain expenses for a Class directly related to the distribution or service arrangement, or both, and voting rights.  Each Class votes separately with respect to issues affecting only that Class. Shares of all Classes will represent interests in the same investment portfolio.  Therefore, each Class is subject to the same investment objectives, policies and limitations.

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Class Expenses

Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio’s assets, that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”).

Class Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment adviser, underwriter, or any other provider of services to the Portfolios with respect to each Class of a Portfolio on a Class by Class basis.

The Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Portfolio’s SAI.

MANAGEMENT

ALPS Advisors, Inc. (the “Adviser” or “ALPS Advisors”), subject to the authority of the Board, is responsible for the overall management and administration of the Portfolio’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

The Adviser has delegated daily management of Portfolio assets to Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Portfolio. The Sub-Adviser is engaged to manage the investments of the Portfolio in accordance with its investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Adviser is the creator, manager and owner of the Listed Private Equity IndexSM, International Listed Private Equity IndexSM and Global Listed Private Equity IndexSM. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Portfolio, and their respective weightings within the Portfolio, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity and the need for diversification within the portfolio (i.e., industry sectors, geographic locations, stage of investment and capital structure). The Sub-Adviser’s principal address is 603 Park Point Drive, Suite 200, Golden, CO 80401.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Portfolio pays the Adviser an annual management fee of 0.85% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Portfolio’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Portfolio. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Portfolio, or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice. A discussion regarding the basis for the Board of Trustees’ approval of the Portfolio’s Advisory Agreement is provided in the Portfolio’s semi-annual report to shareholders for the period ending June 30, 2008.

The Sub-Adviser retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

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THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Portfolio. Each of the persons listed below has served as the Portfolio manager since the Portfolio’s inception on April 30, 2008. The Portfolio’s portfolio managers collectively arrive at investment decisions.  More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Portfolio is included in the SAI.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Adam Goldman

Portfolio manager of the Portfolio; age 48, is a Co-Founder and Managing Partner of Red Rocks Capital LLC, 2003-Present. Previously, he served as a General Partner and Managing Director in four separate venture funds with Centennial Ventures, Denver, Colorado, investing and managing approximately $1 billion in committed capital from 1992 through 2002.

Mark Sunderhuse

Portfolio manager of the Portfolio; age 47, is a Co-Founder and Managing Partner of Red Rocks Capital LLC, 2003 - Present. Previously, he was a Portfolio Manager and Partner with Berger Financial, in Denver, Colorado, from 1998 to 2001. Berger Financial oversaw in excess of $14 billion in discretionary assets and Mr. Sunderhuse managed three funds while at Berger (New Generation, Mid-Cap Growth and Select). In addition, Mr. Sunderhuse was closely involved with acquiring outside investment management firms to compliment Berger Financial’s institutional line-up.

MANAGEMENT FEE (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)	0.85%

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Administrator, Distributor and Transfer Agent

Administrator

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (an affiliate of the Adviser and ALPS Distributors, Inc.), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Portfolio (“ALPS” or the “Administrator”).  As Administrator, ALPS has agreed: to assist in maintaining the Portfolio’s office; furnish the Portfolio with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Portfolio’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Portfolio’s expense accruals; monitor compliance with the Portfolio’s investment policies and limitations; and generally assist in the Portfolio’s operations.

The table below provides the administrative fee to be paid by the Portfolio pursuant to the Administrative Agreement:

Annual Administrative Fee billed monthly, in the amount of:

(i)             8 basis points of Trust’s average net assets between $0 - $500 million; and

(ii)          6 basis points of Trust’s average net assets between $500 million - $1 billion; and

(iii)       4 basis points of Trust’s average net assets over $1 billion.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Portfolio’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Portfolio, and ADI has agreed to use its best efforts to solicit orders for the sale of Portfolio shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as Transfer Agent for the Portfolio.  As Transfer Agent, ALPS has, among other things, agreed to: issue and redeem shares of the Portfolio; make dividend and other distributions to shareholders of the Portfolio; effect transfers of shares; mail communications to shareholders of the Portfolio, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

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SHAREHOLDER INFORMATION

Buying and Selling Shares

The Portfolio may sell its shares only to separate accounts of various insurance companies (the “Insurer(s)”) and to various qualified plans (“Retirement Plans”).  Shares are available through investment in various Retirement Plans, or purchase of certain variable annuity contracts or life insurance policies (“Contracts”) issued by Insurers.  If you own a Contract (a “Contract Owner”), the Insurer will allocate your premium payments to a Portfolio through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of Insurers are the shareholders of record of a Portfolio’s shares.  Any reference to the shareholder in this Prospectus generally refers to the Retirement Plans and the Insurers’ separate accounts and not to you, the Contract Owner or Retirement Plan participant (“Participants”).

The Trust, by virtue of ALPS Advisors being the investment adviser, can rely on exemptive relief granted by the Securities and Exchange Commission to sell Portfolio shares to, among others, separate accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated life insurance companies and unaffiliated life insurance companies and trustees of qualified group pension and group retirement plans outside of the separate account context.

The Portfolio continuously offers shares to Insurers and Retirement Plans at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request.  Each Insurer or Retirement Plan submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests that are furnished to the Insurer by such Contract Owners or by Participants.  The Insurers and Retirement Plans are designated agents of the Portfolio.  The Trust, the Adviser and the Portfolio’s distributor reserve the right to reject any purchase order from any party for shares of the Portfolio.

The Portfolio will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order.  A proper redemption order will contain all the necessary information and signatures required to process the redemption order.  The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder’s request in proper form.

The Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the New York Stock Exchange (“NYSE”) is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Portfolio to dispose of its assets or calculate its net asset value; or as permitted by the Securities and Exchange Commission.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale.

The accompanying disclosure documents for the Contracts or Retirement Plans describes the allocation, transfer and withdrawal provisions of such Contract or Retirement Plan.  These Contracts and Retirement Plans may assess fees and expenses that are not described in this Prospectus.  You should review the accompanying disclosure documents for a complete description of such fees and expenses, if any.

Valuing Shares

The price at which you buy, sell or exchange Portfolio shares is the share price or NAV.  The share price for shares of the Portfolio is determined by adding the value of the Portfolio’s investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the shares outstanding of the Portfolio.  The Portfolio is open for business each day that the NYSE is open (a “Business Day”).  The NAV is calculated at the close of the

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Portfolio’s Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time).  NAV is not calculated on the days that the NYSE is closed.

When the Portfolio calculates its share price, it values the securities it holds at market value.  Sometimes market quotes from some securities are not available or are not representative of market value.  Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.  In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

Foreign securities exchanges, which set the prices for foreign securities held by the Portfolio, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not.  For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges.  In this situation, the Portfolio would not calculate net asset value on Thanksgiving Day and the Portfolio would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by the Portfolio on that day.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

Notwithstanding the foregoing, where market quotations are not readily available, or in the Sub-Adviser’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Portfolio’s net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. Fair valuation procedures may also be employed for securities such as certain derivatives, swaps, and other similar instruments for which there are no market quotations readily available.  There can be no assurance, however, that a fair valuation used by the Portfolio on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.  The value assigned to fair-valued securities for purposes of calculating the Portfolio’s net asset value may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their net asset values. The Portfolio may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

Excessive Trading and Market Timing Activities

While the Portfolio provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Excessive trading and market timing activities (“Excessive Trading”) in the Portfolio’s shares can be disruptive to the management of the Portfolio and as a result may hurt the long-term performance of the Portfolio.

For example, Excessive Trading activities may expose long-term shareholders to additional risks, such as:

•                  dilution of the value of the Portfolio’s shares held by long-term shareholders who do not engage in this activity;

•                  the loss of investment opportunity by requiring the Portfolio to maintain more liquid assets as opposed to being able to invest such assets in long-term investments; and

•                  increased brokerage and administrative cost to the Portfolio due to redemption requests that are unusually large in either dollar amounts or number of redemptions.

In order to address these risks, the Portfolio’s Board of Trustees has implemented the following policies and procedures and has delegated these responsibilities to the Transfer Agent to identify and discourage Excessive Trading activity in the Portfolio.  The Portfolio is currently using the following methods:

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•                  Reviewing on a continuing basis recent trading activity to attempt to identify any unusually large amounts of money moving in and out of the Portfolio;

•                  Refusing or restricting any purchase or exchange that the Portfolio believes to be short-term, excessive or disruptive to its long-term shareholders; and

•                  Suspending redemption and/or exchange privileges for any account the Portfolio determines has engaged in excessive or disruptive trading activity.

In an effort to protect the interest of long-term shareholders, the Portfolio uniformly applies these policies and procedures referenced above, which are meant to detect and deter an investor that intends to use any Excessive Trading strategies (“Excessive Trader(s)”).  Any investor who wishes to engage in an Excessive Trading strategy should not purchase shares of the Portfolio.

The Board of Trustees has adopted the policies and procedures to help the Trust and the Portfolio identify Excessive Trading activities by shareholders in the Portfolio. Neither the Trust nor the Portfolio accommodates Excessive Trading activities.

However, none of these tools can guarantee the possibility that Excessive Trading activity will not occur, especially with respect to accounts trading in omnibus arrangements, such as the Insurer(s) products and Retirement Plans that the Portfolio is designed to be used in.  By their nature, omnibus accounts, in which purchases and sales of the Portfolio by multiple investors are aggregated by an intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of an Excessive Trader.

Anti-Money Laundering

Under applicable anti-money laundering regulations and other Federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Contract Owners and Participants may be asked to provide additional information in order for the Trust and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other Federal regulations.

Dividends, Distributions and Tax Consequences

The Portfolio distributes substantially all of its net income and capital gains to shareholders each year.  The Portfolio declares and distributes capital gains and income dividends, if any, annually.  All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested at net asset value in the Portfolio.  For Contract Owners the result of automatic reinvestment of distributions on the Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the Contracts you own.  Please see the Contract prospectus accompanying this Prospectus for more information.

The Portfolio intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains it distributes to shareholders.  To qualify, the Portfolio must meet certain relatively complex income and diversification tests.  The loss of such status would result in the Portfolio being subject to Federal income tax on their taxable income and gains.

Federal tax regulations require that mutual funds offered through insurance company separate accounts must meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts.  The Sub-Adviser intends to diversify investments in accordance with those requirements.  The Insurers’ prospectuses for variable annuities policies describe the Federal income tax treatment of distributions from such contracts to Contract Owners.

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The foregoing is only a summary of important Federal tax law provisions that can affect the Portfolio.  Other Federal, state or local tax law provisions may also affect the Portfolio and its operations.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

Distribution Plans

The Trustees have adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the 1940 Act for the Portfolio (each, a “Distribution Plan” and collectively, the “Distribution Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that ALPS Advisors and the Portfolio’s Sub-Adviser, as may be appointed from time to time, may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services.  Under the Class I Distribution Plan, ALPS Advisors and the Portfolio’s Sub-Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services.  The Board of Trustees has currently authorized such payments for the Portfolio.

Class II Distribution Plan

The Class II Distribution Plan permits the use of the Portfolio’s assets to compensate ADI for its services in distributing shares and servicing shareholder accounts.  The Class II Distribution Plan also recognizes that ALPS Advisors and Red Rocks Capital LLC may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II Distribution Plan, ADI receives an amount equal to 0.25% of the average annual net assets of the Class II shares of the Portfolio.  All or a portion of the fees paid to ADI under the Class II Distribution Plan will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services.  These services generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance and dividend posting.

Because the fees paid under the Class II Distribution Plan are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Administrative Services Plan

The Trustees have adopted an Administrative Services Plan for Class I and Class II shares, which permits the use of the Portfolio’s assets to compensate financial intermediaries who agree to provide certain administrative support services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.  Such administrative support services may include but are not limited to the following:  establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Portfolios, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

In consideration for providing administrative support services, financial intermediaries will receive a fee, computed at the annual rate of up to 0.15% of the average daily net assets of Class I and Class II shares of the Portfolio held by customers of such entity.

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FINANCIAL REPORTS

Although this Prospectus describes the Portfolio’s anticipated investments and operation, the Portfolio also prepares annual and semi-annual reports that detail the Portfolio’s actual investments at the end of the period covered by the report.  These reports include a discussion of the Portfolio’s recent performance, as well as market and general economic trends affecting the Portfolio’s performance.  The annual report also includes the report of the Portfolio’s registered independent public accountant.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  We are committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.  We collect the following nonpublic personal information about you:

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Portfolio through a financial intermediary, including, but not limited to, a broker-dealer, bank or company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period ended December 31, 2008. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request by calling the Portfolio at (866) 514-3949.  This information is also available free of charge on the Portfolio’s website at www.lpefund.com.

Data for a share outstanding throughout the period presented:

	Class I
	Period Ended
	December 31, 2008(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.17
Net realized and unrealized loss on investments	(6.41)
Total from Investment Operations	(6.24)

NET DECREASE IN NET ASSET VALUE	(6.24)
NET ASSET VALUE, END OF PERIOD	$3.76
TOTAL RETURN	(62.40	)%(b)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$19

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.46	%(c)
Operating expenses including reimbursement/waiver	1.15	%(c)
Operating expenses excluding reimbursement/waiver	48.43	%(c)
PORTFOLIO TURNOVER RATE	27.00	%(d)

(a)       The Portfolio commenced operations on April 30, 2008.

(b)       Total returns for periods less than one year are not annualized.

(c)        Annualized.

(d)       A portfolio turnover rate is the percentage computed by taking the lesser of the amounts of purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. The amounts of purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2008 were $2,596,363 and $254,127, respectively.

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	Class II
	Period Ended
	December 31, 2008(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.04
Net realized and unrealized loss on investments	(6.29)
Total from Investment Operations	(6.25)

NET DECREASE IN NET ASSET VALUE	(6.25)
NET ASSET VALUE, END OF PERIOD	$3.75
TOTAL RETURN	(62.50	)%(b)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,303
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.39	%(c)
Operating expenses including reimbursement/waiver	1.40	%(c)
Operating expenses excluding reimbursement/waiver	25.97	%(c)
PORTFOLIO TURNOVER RATE	27.00	%(d)

(a)       The Portfolio commenced operations on April 30, 2008.

(b)       Total returns for periods less than one year are not annualized.

(c)        Annualized.

(d)       A portfolio turnover rate is the percentage computed by taking the lesser of the amounts of purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. The amounts of purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 2008 were $2,596,363 and $254,127, respectively.

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AVS Listed Private Equity Portfolio

Additional Information About The Portfolio

SHAREHOLDER REPORTS.  Annual and semi-annual reports to shareholders provide additional information about the Portfolio’s investments.  These reports discuss the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION.  The SAI provides more detailed information about the Portfolio.  It is incorporated by reference into (is legally a part of) this prospectus.

The Portfolio sends only one report to a household if more than one account has the same address.  Contact the Transfer Agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

•                  You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Portfolio by contacting the Transfer Agent at 1-866-514-3949 or writing the Portfolio at P.O. Box 867, Denver, CO 80201, or calling your financial consultant. This information is also available free of charge on the Portfolio’s website at www.lpefund.com.

•                  You can also review the Portfolio’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C.  20549-0102. Information about the public reference room may be obtained by calling 1-202-551-8090.  You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Portfolio that is not in this prospectus, you should not rely upon that information.  Neither the Portfolio nor the Distributor is offering to sell shares of the Portfolio to any person to whom the Portfolio may not lawfully sell their shares.

(Investment Company Act file no. 811-22133)

May 1, 2009
STATEMENT OF ADDITIONAL INFORMATION
AVS LISTED PRIVATE EQUITY PORTFOLIO

(Class I and II Shares)

AVS Funds

PO BOX 867

Denver, CO 80201

The ALPS Variable Series (“AVS”) Listed Private Equity Portfolio (the “Portfolio”) is an investment portfolio of ALPS Variable Insurance Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Portfolio’s current prospectus dated May 1, 2009, as supplemented from time to time (the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Trust at the address listed above, or by calling the Trust’s transfer agent at 1-866-514-3949.  The Trust’s most recent Annual Report is incorporated by reference into this Statement of Additional Information, and can be obtained, free of charge by calling the toll free number printed above.

You may obtain, without charge, the current Prospectus and SAI for the Portfolio by writing to your insurance company or plan sponsor.

The Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies. (“Variable Contracts”).  The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolio are offered only to participating insurance companies and their separate accounts to fund the benefits of Variable Contracts and to qualified pension and retirement plans and registered and unregistered separate accounts.  Shares of the Portfolio are not offered to the general public.

TABLE OF CONTENTS

Investment Objectives and Policies	3
Additional Investment Activities and Risks	4
Other Practices	34
Investment Limitations	37
Portfolio Turnover	39
Disclosure of Portfolio Holdings	40
Portfolio Transactions and Brokerage	42
Additional Purchase and Redemption Information	45
Distributions and Taxes	46
Trustees and Officers	47
Investment Manager	52
Code of Ethics	54
Proxy Voting Policies and Procedures	54
The Distributor	54
Portfolio Administration	56
Portfolio Transfer Agent	58
Expenses	58
Portfolio Managers	58
Description of the Trust	61
Net Asset Value	63
Other Information about the Portfolio	67
Performance Information	67
Appendix A — Description of Securities Ratings	A-1
Appendix B — Proxy Voting Policies and Procedures	B-1

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the ALPS Variable Series (“AVS”) AVS Listed Private Equity Portfolio (the “Portfolio”), as well as the strategies it employs to achieve those objectives.  The Portfolio is a diversified portfolio of ALPS Variable Insurance Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on September 17, 2007.  The discussion below supplements the information set forth in the Prospectus under “Investment Objective, Strategy & Principal Risks.”  References herein to the manager shall mean the Portfolio’s investment adviser, ALPS Advisors, Inc. (the “Adviser” or “AAI”) or its designee, Red Rocks Capital LLC (the “Sub-Adviser”).

The Portfolio seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. To achieve its objective, the Portfolio will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.  Although the Portfolio does not invest directly in private companies, the Portfolio will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Portfolio will primarily invest in equity securities and derivatives of U.S. and non-U.S. Listed Private Equity Companies.

The Portfolio intends to invest in the securities of Listed Private Equity Companies domiciled in, or primarily listed on, exchanges in Asia, Europe and North America.  The underlying assets of such Listed Private Equity Companies may be domiciled throughout the world.

The selection of Listed Private Equity Companies for the Portfolio, and their respective weightings within the Portfolio, is made pursuant to the Sub-Adviser’s proprietary selection methodology and be based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity and the need for diversification within the Portfolio (i.e., industry sectors, geographic locations, stage of investment and capital structures). The Portfolio may be adjusted from time to time.

The Listed Private Equity Companies in which the Portfolio intends to invest include investments in a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Portfolio intends to focus its portfolio on Listed Private Equity Companies that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, but may invest in Listed Private Equity Companies making debt investments and in other stages of development. In addition, the Portfolio may invest in the common stock of closed-end management investment companies, including business development companies, that invest in securities of Listed Private Equity Companies.

Equity Investments.  The Portfolio may invest in equity securities.  Equity securities are securities that signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Portfolio may invest in equity or equity related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities.  The Portfolio may invest in securities of non-U.S. issuers, including issuers located in emerging markets.  The non-U.S. securities in which the Portfolio may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (i) non-U.S. equity securities; (ii) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities; (iii) debt obligations of supranational entities; (iv) debt obligations of the U.S. government issued in non-dollar securities; (v) debt obligations and other fixed-income securities of foreign corporate issuers; and (vi) non-U.S. dollar denominated securities of U.S. corporate issuers.  There is no minimum rating criteria for the Portfolio’s investments in such securities.

Derivative Securities.  The Portfolio may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Portfolio may also invest in the following types of securities. The following is not meant to be an exclusive list of all of the securities and instruments in which the Portfolio may invest or investment strategies in which it may engage, and the Portfolio may invest in instruments and securities and engage in strategies other than those listed below.

EQUITY INVESTMENTS

The Portfolio may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

COMMON STOCK

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

PREFERRED STOCK

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends.  Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

WARRANTS AND RIGHTS

The Portfolio may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

LISTED PRIVATE EQUITY COMPANIES

In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests.  Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk, managed portfolio risk, focused investment risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings.  A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

INDUSTRY RISK

The Portfolio’s investments may be concentrated within private equity related industries. Any factors detrimental to the performance of such industries will disproportionately impact the Portfolio. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

STOCK MARKET RISK

The value of equity securities in the portfolio will fluctuate and, as a result, the Portfolio’s share price may decline suddenly or over a sustained period of time.

DERIVATIVES

The Portfolio may engage in a variety of derivative transactions in accordance with the applicable rules of the U.S. Commodity Futures Trading Commission (the “CFTC”); however, the Portfolio will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future.  Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Portfolio may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio’s income or gain.  The Portfolio may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions.  The ability of the Portfolio to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured.  These skills are different from those needed to select the portfolio securities.

Subject to the constraints described above, the Portfolio may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Portfolio may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the manager determines that they are consistent with the Portfolio’s investment objective and policies and applicable regulatory requirements.  The Portfolio’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Portfolio’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used.  Losses resulting from the use of derivatives will reduce the Portfolio’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.  The degree of the Portfolio’s use of derivatives may be limited by certain provisions of the Internal Revenue Code

(“Code”).  When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.  See “Taxes.”

Currency Transactions.  The Portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swap Related Transactions.”

The Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the portfolio securities denominated in such currency. For example, the Portfolio may do this if the manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have exposure.  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Portfolio’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are or are expected to be denominated, and to buy dollars.

If the Portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in these transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments.  These forms of governmental actions can result in losses to the Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts.  Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The manager expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices.  Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount).  The Portfolio may use futures contracts and related options for hedging purposes and for investment purposes.  The Portfolio’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC.  Maintaining a futures contract or selling an option on a futures contract will typically require the Portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.  The value of all futures contracts sold by the Portfolio (adjusted for the historical volatility relationship between the Portfolio and the contracts) will not exceed the total market value of the Portfolio’s securities.  The Portfolio will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts.  The Portfolio may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities.  An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract.  For example, if a portfolio owns bonds, and interest rates are expected to increase, the portfolio might sell futures contracts on debt securities having characteristics similar to those held in the portfolio.  Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Portfolio.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of each class of the Portfolio from declining as much as it otherwise would have.  The Portfolio could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase.  However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Portfolio to take a position without having to sell its portfolio securities.  Similarly, when the investment manager expects that interest rates may decline, the Portfolio may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail.  Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Portfolio could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the derivative will be greater than gains in the value of the Portfolio’s position.  In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets.  The Portfolio might not be able to close out certain positions without incurring substantial losses.  To the extent the Portfolio utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position.  There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price.  The Portfolio’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price.  The Portfolio’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument.  An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Portfolio may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Portfolio may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies.  A call option written by the Portfolio is “covered” so long as the Portfolio owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written.  A put option written by the Portfolio is “covered” if the Portfolio either (i) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (ii) has certain offsetting puts.  Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Portfolio will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues. By writing a put, the Portfolio will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues. Upon the exercise of a put option written by the Portfolio, the Portfolio may suffer an economic loss equal to the difference between the price at which the portfolio is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option.  Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer an economic loss equal to an amount not less than the Portfolio’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Portfolio.

The Portfolio may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Portfolio may enter into a closing purchase transaction in which the Portfolio purchases an option having the same terms as the option it had written or a closing sale transaction in which the Portfolio sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty.  In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option.  As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Portfolio or will increase the Portfolio’s income.  Similarly, the sale of put options can also provide gains for the Portfolio.   The Portfolio may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts.  All calls sold by the Portfolio must be “covered” (that is, the Portfolio must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding.  Even though the Portfolio will receive the option premium to help protect it against loss, use of options could result in losses to the Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Portfolio to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Portfolio’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Portfolio reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Portfolio’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices.  The Portfolio may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Portfolio.  In addition, the Portfolio may purchase options on stocks that are traded over-the-counter.  Options on stock indices are similar to options on specific securities.  However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.  Options are also traded in certain industry or market segment indices such as the Oil Index, the

Computer Technology Index and the Transportation Index.  Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the manager expects general stock market prices to rise, the Portfolio might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy.  If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Portfolio’s index option or futures contract resulting from the increase in the index.  If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio’s position in such put option or futures contract.

Options on Currencies.  The Portfolio may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts.  The Portfolio may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions.  There is no guarantee that such closing transactions can be affected.  An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the portfolio.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.  The Portfolio may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars.  The Portfolio expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain.  Interest rate and equity swaps involve the exchange by the Portfolio with another party of their respective commitments to make or receive payments based on a notional principal amount.  The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap.  The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor.  A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Portfolio will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability.  If the Portfolio enters into an interest rate or equity swap on other than a net basis, the Portfolio will designate the full amount accrued on a daily basis of the Portfolio’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these investment techniques were not utilized.  Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Portfolio may depend, among other things, on the Portfolio’s ability to terminate the transactions at times when the manager deems it desirable to do so.  To the extent the Portfolio does not, or cannot, terminate such a transaction in a timely manner, the Portfolio may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the manager based on various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the portfolio’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Portfolio.  The effective use of swaps and related transactions by the Portfolio may depend, among other things, on the Portfolio’s ability to terminate the transactions at times when the manager deems it desirable to do so.  Because swaps and related transactions are bilateral contractual arrangements between the Portfolio and counterparties to the transactions, the Portfolio’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument.  To the extent the Portfolio does not, or cannot, terminate such a transaction in a timely manner, the Portfolio may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.  If the other party to a swap defaults, the Portfolio’s risk of loss is the net amount of payments that the Portfolio contractually is entitled to receive, if any.  The Portfolio may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps.  The Portfolio may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio.  When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract.  In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation.  In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract.  When the portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Indexed Securities.  The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities.  As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Portfolio’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions.  The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the Portfolio to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Portfolio based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Portfolio’s investment objective.

Use of Segregated and Other Special Accounts.  Use of many derivatives by the Portfolio will require, among other things, that the Portfolio designate liquid assets to cover its obligations under the derivative to the extent the Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise.  In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated.  A call option on securities written by the Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis.  A put option on securities written by the Portfolio will require the Portfolio to designate liquid securities equal to the exercise price.

The options entered into by the Portfolio, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Portfolio could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Portfolio.  Moreover, instead of designating assets if it holds a futures contract or forward contract, the Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held.  Other derivatives may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States.  When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

NON-U.S. SECURITIES

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers.  Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Portfolio may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio’s assets and the Portfolio’s income available for distribution.  The Portfolio’ foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Portfolio’s income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Portfolio’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Portfolio could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Portfolio incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development.  There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  Many of such markets also may be affected by developments with respect to more established markets in the region.  Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States.  These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Portfolio and may have an adverse impact on the investment performance of the Portfolio. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.  For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.   With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Portfolio.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Portfolio’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Portfolio, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Portfolio to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.  In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of such obligations.   The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Portfolio.  For example, the Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio.  Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Portfolio may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Portfolio incurring additional costs and delays in transporting and custodying such securities outside such countries.  Delays in settlement or other problems could result in periods when assets of the

Portfolio are uninvested and no return is earned thereon.  The inability of the Portfolio to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Portfolio to miss attractive investment opportunities.  The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of such portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities.  In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities.  The Investment Company Act of 1940, as amended (the “1940 Act”), limits the Portfolio’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may also restrict the Portfolio’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians.  Rules adopted under the 1940 Act permit the Portfolio to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Portfolio, in which event the Portfolio may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Portfolio’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries.  The Portfolio may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries.  Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience.  In addition, in certain countries there may be legal restrictions or limitations on the ability of the Portfolio to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings.  The securities in which the Portfolio will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization.  Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities.  An investment in the Portfolio should not be considered as a complete investment program for all investors.  Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer.  For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management.  For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history.  The Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service.  In addition to the foregoing credit analysis, the Sub-Adviser will evaluate the relative value of an investment compared with its perceived credit risk.  The Portfolio’s ability to achieve its investment objective may be more dependent on the manager’s credit analysis than would be the case if it invested in higher quality debt securities.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries.  Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries.  For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain of such countries face serious exchange constraints.  In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies, including the largest in the country.  Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Portfolio, as well as the value of securities in the Portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.  Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Portfolio.  In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

OTHER INVESTMENT COMPANIES

The Portfolio may invest in unaffiliated investment companies.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio invests in other investment companies, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and will be further reduced by portfolio expenses, including management fees; that is, there will be a layering of certain fees and expenses.  Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Portfolio does not intend to invest in such vehicles or funds unless the Sub-Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

FIXED INCOME SECURITIES

The Portfolio may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Portfolio for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.  Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount.  It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features.  In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders.  Such securities may present risks based on payment expectations.  Although the Portfolio may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.

MORTGAGE-RELATED AND OTHER ASSET BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets have experienced extraordinary recent weakness. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed FNMA and FHLMC into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to FNMA or FHLMC will succeed.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio determines that the securities meet the Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Consistent with the Portfolio’s investment objectives and policies, the Portfolio also may invest in other types of asset-backed securities.

BANK OBLIGATIONS

Bank obligations that may be purchased by the Portfolio include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.   Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

CONVERTIBLE SECURITIES

The Portfolio may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt.  Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure.   The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock.  Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile.  The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

HIGH YIELD SECURITIES

The Portfolio may invest in high yield securities.  High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions.  Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Portfolio’s achievements of its objective may be more dependent on the manager’s own credit analysis than is the case with portfolios that invest in higher rated fixed income securities.

Changes in Credit Ratings.  Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.  The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate.  Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity.  The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the portfolio.  These factors may have an adverse effect on the ability of the Portfolio holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Portfolio’s net asset value per share and may limit the ability of such the Portfolio to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments.  Prices for high yield securities may be affected by legislative and regulatory developments.  These laws could adversely affect the Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, such securities present a higher degree of credit risk.  Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness.  The Portfolio also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities, especially those issued by emerging market countries.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States.  In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Portfolio invests will bear interest at fixed rates but the Portfolio may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially in emerging market countries,  will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally.  For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain countries in which the Portfolio may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden.  Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’

commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt.  The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations.  If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

The Portfolio may purchase securities on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Portfolio will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  The Portfolio will designate liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Portfolio may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Portfolio may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some of the demand instruments purchased by the Portfolios are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, the Portfolio will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.   The Portfolio’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Portfolio’s custodian subject to a sub-custodian agreement approved by the Portfolio between that bank and the Portfolio’s custodian.

INFLATION-PROTECTED SECURITIES

The Portfolio may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation.  The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue.  U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation.  The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure.  Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

INTEREST-ONLY SECURITIES

Interest only securities (“IOs”) are a form of stripped mortgage security.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Portfolio may invest in loan participations and assignments.  The Portfolio considers loan participations and assignments to be investments in debt securities.  Loan participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower.  The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  Under a loan participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.  As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  When the Portfolio purchases assignments of loans from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Portfolio may have difficulty disposing of assignments and loan participations.  In many cases the market for such instruments is not highly liquid, and therefore the Portfolios anticipate that in such cases such instruments could be sold only to a limited number of institutional investors.  The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

MONEY MARKET INSTRUMENTS/SECURITIES

The Portfolio may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

The Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.  If the Portfolio were to acquire substantial positions in securities with limited trading markets, the activities of the Portfolio could have an adverse effect upon the liquidity and marketability of such securities and the Portfolio might not be able to dispose of its holdings in those securities at then current market prices.  Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Portfolio at times which otherwise might be considered to be disadvantageous so that the Portfolio might receive lower proceeds from such sales than it had expected to realize.  Investments in securities which are “restricted” may involve added expenses to the Portfolio should the Portfolio be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Portfolio with respect to redemptions.  Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.  Certain Portfolios may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Portfolio’s Board or by the manager pursuant to guidelines established by the Board of Trustees. The Portfolio’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Portfolio’s applicable limitation on investments in illiquid securities.

The Portfolio may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges.  These markets provide access to only institutional and highly sophisticated investors. Each market allows private companies to raise capital without the disclosure requirements of public markets.  Each market follows specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders.  The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers.  Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market.  Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities.  U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance.  Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.  The Portfolio will invest in such obligations only where the manager is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Portfolio’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio’s average maturity is longer, under certain market conditions the Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued or guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Portfolio may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.   Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.  When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.  Zero coupon securities may have conversion features.  The Portfolio also may purchase pay-in-kind bonds.  Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Portfolio’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.  Furthermore, if the Portfolio were to engage in borrowing, an increase in interest rates could reduce the value of the Portfolio’s shares by increasing the Portfolio’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Portfolio may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Portfolio’s assets and may cause the Portfolio to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Portfolio’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Portfolio’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Portfolio sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Portfolio also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

DEPOSITORY RECEIPTS

Depository receipts include sponsored and unsponsored depository receipts that are or become available, including American Depository Receipts (“ADRs”), and Global Depository Receipts (“GDRs”) and other depository receipts.  Depository receipts are typically issued by a financial institution (“depository”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depository.  The depository for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer.  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR.  In the case of GDRs, the depository can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market.  The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges.  In addition, the share price and all dividends are converted to the shareholder’s home currency.  As for other depository receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer.  For purposes of the Portfolio’s investment policies, investments in depository receipts will be deemed to be investments in the underlying securities.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.  Depository receipts purchased by the Portfolio may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Portfolio may be exposed to relative currency fluctuations.

ILLIQUID SECURITIES

The Portfolio may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that the Portfolio holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.  The Sub-Adviser, under the supervision of the Board, monitors Portfolio investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Portfolio to maintain sufficient liquidity for operating purposes and to meet redemption requests.

LOANS OF PORTFOLIO SECURITIES

The Portfolio may lend portfolio securities to brokers or dealers or other financial institutions.  The procedure for the lending of securities will include the following features and conditions.  The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Portfolio in an amount equal to a minimum of 100% of the market value of the securities lent. The Portfolio will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon.  A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan.  The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral.  These will be “demand” loans and may be terminated by the Portfolio at any time.  The Portfolio will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change.  The Portfolio’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Portfolio if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent.  To the extent that, in the meantime, the value of the securities the Portfolio lent has increased or the value of the collateral decreased, the Portfolio could experience a loss.  In the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except that the Portfolio may retain any such part thereof that is a security in which the Portfolio is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment; however, the Portfolio may not be able to recall the securities in time for the Portfolio to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.  The Portfolio may also call such loans in order to sell the securities involved.

REPURCHASE AGREEMENTS

The Portfolio may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price.  The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at relatively low market risk.  The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.  The Portfolio requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Portfolio would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Portfolio may be subject to various delays and risks of loss, including: (i) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, the Portfolio will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Portfolio pays interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by the Portfolio.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Portfolio.  The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the Portfolio’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as the Portfolio’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Portfolio’s Board.  The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Portfolio may not:

*(1) Make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10%, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions, and the Portfolio may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act;

*(2) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

*(3) Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(5) Purchase or sell real estate, although the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

*(6) Purchase or sell commodities, except that the Portfolio may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act; or

*(8)  Invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (except that the Portfolio will invest greater than 25% of its assets in the securities of issuers in the private equity related industries and excluding the U.S. Government and its agencies and instrumentalities).

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain portfolio positions are excluded from the definition of “senior security” so long as the portfolio maintains adequate cover, segregation of assets or otherwise.  See “Borrowing” above.

For the purposes Restriction (8), the Trust currently intends to use the Standard Industrial Classification System (“SIC”).  The Trust may use other classification titles, standards, and systems from time to time, as it determines to be in best the interests of shareholders.

In addition, it is contrary to the Portfolio’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Portfolio’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Portfolio will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Sub-Adviser has determined to be liquid under procedures approved by the Board.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether the Portfolio’s investment objective would be furthered by converting to a Master/Feeder Portfolio Structure, pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio.  The Master/Feeder Portfolio Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Portfolio Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Portfolio.  In addition, a Master/Feeder Portfolio Structure may serve as an alternative for large, institutional investors in the Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Portfolio’s current operational structure.  No assurance can be given, however, that the Master/Feeder Portfolio Structure will result in the Portfolio stabilizing its expenses or achieving greater operational efficiencies.

The Portfolio’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool of assets.  If the Portfolio invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio and the Master Portfolio would directly invest in accordance with the objectives and policies described for the Portfolio.  The Portfolio would otherwise continue its normal operation.  The Board of Trustees would retain the right to withdraw the Portfolio’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so.  The Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

If the Board of Trustees determines that a conversion to a Master/Feeder Portfolio Structure is in the best interest of the Portfolio’s shareholders, it will consider and evaluate specific proposals prior to the implementation of a conversion,  and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Sub-Adviser in the best interests of the shareholders.  The portfolio turnover rate may vary from year to year, as well as within a year.  The Portfolio’s distributions of any net short- term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Portfolio.  See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100%

portfolio turnover rate would occur, for example, if all of the securities in the Portfolio’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Portfolio. The disclosure policy currently authorizes quarterly dissemination of full holdings of the Portfolio with a sixty (60) day lag.  However, the policy and procedures set forth above do not prevent the sharing of the Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for Service Providers, which includes but are not limited to the Adviser, Sub-Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for Rating Agencies (as defined below) to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in Portfolio securities;

(5) Disclosures to the Portfolio’s or service providers’ regulatory authorities, accountants or counsel; and

(6) Disclosures to the Sub-Adviser of the Portfolio of compiled data concerning accounts managed by the Adviser or Sub-Adviser.

The holdings of the Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolio to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Portfolio’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolio’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

Red Rocks Capital LLC (Sub-Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

The Bank of New York Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

The Board has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

The Portfolio may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities.  Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Sub-Adviser or to the Portfolio’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Sub-Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Portfolio’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolio (“Service Providers”) and to facilitate the review of the Portfolio by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Portfolio or the Chief Executive Officer of the Adviser determine that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Adviser shall have primary responsibility for ensuring that the Portfolio’s holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Portfolio are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Portfolio). Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Portfolio in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for the Portfolio with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Portfolio.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Portfolio through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Portfolio’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for the Portfolio’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Portfolio, the Sub-Adviser will seek the best price and execution of the Portfolio’s orders. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Portfolio may use a broker-dealer that sells Portfolio shares to effect transactions for the Portfolio, the Portfolio will not consider the sale of Portfolio shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.  The purchase by the Portfolio of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Portfolio may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors from time to time receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives brokerage and research products and services from many broker-dealers with which the Sub-Adviser places the portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Portfolio are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Portfolio. Conversely, research and brokerage products and services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Portfolio, although not all of these products and services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Portfolio on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Portfolio on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The table below shows the brokerage commissions paid by the Portfolio for the period ended December 31, 2008.

For the Period April 30, 2008 (Inception) to December 31, 2008
AVS Listed Private Equity Portfolio	$2,532

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:

(a)           when the NYSE is closed, other than customary weekend and holiday closings;

(b)           when trading on that exchange is restricted for any reason;

(c)           when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)           when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act that provides that each series of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash.  The Portfolio may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio’s responsibilities under the 1940 Act. Shareholders who receive redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. All dividends and capital gains distributions paid by the Portfolio will be automatically reinvested, at net asset value, in additional shares of the Portfolio unless otherwise indicated. The Portfolio currently intends to declare and pay dividends, if any, on an annual basis. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Portfolio, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Portfolio just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAXES. It is the policy of the Portfolio to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Portfolio will not be subject to U.S. Federal income tax on any net income or capital gains that it distributes to its shareholders, that is, the insurance companies separate accounts.

The Treasury Department has issued Regulations under Internal Revenue Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. The Portfolio intends to comply with the diversification requirement. These requirements are in addition to the diversification requirement imposed on the Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issue. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Portfolio’s assets to be diversified so that no single investment represents more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. The Trust intends to comply with these diversification requirements. Failure of the Portfolio to satisfy the Section 817(h) requirements would result in taxation of the applicable separate accounts, the insurance companies variable life policies and variable annuity contracts, and tax consequences to the holders thereof.

The foregoing is only a brief summary of important tax considerations that generally affect the Portfolio. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of the impact on Variable Contract owners of income taxes an issuer may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Prospectus for the Variable Contract accompanying this Prospectus.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to the Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Portfolio Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Mary K. Anstine, age 68	Trustee	Ms. Anstine was appointed as a Trustee at the April 1, 2008 meeting of the Board of Trustees.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV	9	Ms. Anstine is a Trustee of ALPS ETF Trust (2 funds); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (2 funds); Reaves Utility Income Fund; and Westcore

Name, Address* & Age	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Portfolio Complex Overseen by Trustee ***	Other Directorships Held by Trustee

Hunter Trust; Colorado Uplift Board; and Denver Area Council of the Boy Scouts of America. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank) and HealthONE, and a member of the American Bankers Association Trust Executive Committee.

					Trust (12 funds).

Jeremy W. Deems, age 32	Trustee	Mr. Deems was appointed as a Trustee at the April 1, 2008 meeting of the Board of Trustees.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	4	Mr. Deems is a Trustee of ALPS ETF Trust (2 funds); Financial Investors Trust (2 funds); and Reaves Utility Income Fund.

Clyde Douglas Kelso, III, age 62	Trustee	Mr. Kelso was appointed as a Trustee at the June 9, 2008 meeting of the Board of Trustees.	Mr. Kelso is Executive Vice President of Evolve Bank and Trust. Prior to joining Evolve Bank and Trust, Mr. Kelso worked as a consultant to banking and trust companies from January 2007 to October 2007. Prior to this, Mr. Kelso served as President of FMT Capital Management, Inc. from 2003 to 2006.	1	None

INTERESTED TRUSTEES

Name, Address* & Age	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years** and Other Directorships Held by Trustee/Officer	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee
Jeremy O. May, age 38	President and Trustee	Mr. May was elected as President and Trustee at the April 1, 2008 meeting of the Board of Trustees.

Mr. May joined ALPS Fund Services, Inc. (“ALPS”) in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc. , ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his position with ALPS, ALPS Advisors, Inc. and ALPS Distributors, Inc. Mr. May is deemed an affiliate of the Portfolio as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

				1	Mr. May is a Trustee of Reaves Utility Income Fund.

OFFICERS

Name, Address* & Age	Position(s) Held with Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Michael Akins, age 32	Chief Compliance Officer (“CCO”)	Michael Akins was appointed CCO at the April 1, 2008 meeting of the Board of Trustees.

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS ETF Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, and the Clough Global Equity Fund.

Kimberly R. Storms, age 36	Treasurer	Ms. Storms was elected as Treasurer at the April 1, 2008 meeting of the Board of Trustees.

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust; Assistant Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

Jennifer A. Craig, age 35	Secretary	Ms. Craig was elected as Secretary at the December 8, 2008 meeting of the Board of Trustees.

Ms. Craig joined ALPS as Paralegal in January 2007. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*All communications to Trustees and Officers may be directed to ALPS Variable Insurance Trust c/o 1290 Broadway, Suite 1100, Denver, CO  80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

***  The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

As of December 31, 2008, the Trustees and officers of the Portfolio do not own any equity securities of the Portfolio.  Additionally, none of the Independent Trustees own securities in the Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or Distributor.

Standing Board Committees

The Trust’s Board of Trustees has established two standing committees: the Audit Committee amd the Nominating and Corporate Governance Committee.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Independence Standards Board Standard No. 1.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees are:  Ms. Anstine, Mr. Deems (Chairman) and Mr. Kelso.  The Audit Committee met once during the fiscal year ended December 31, 2008.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Corporate Governance Committee are currently Ms. Anstine (Chairman), Mr. Deems and Mr. Kelso.  The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2008.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Variable Insurance Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2008, the dollar range of equity securities in the Portfolio beneficially owned by Interested Trustees were as follows:

Interested Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Jeremy O. May	None	None

As of December 31, 2008, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None

Jeremy W. Deems	None	None

Clyde Douglas Kelso, III	None	None

Remuneration of Trustees.

Each Independent Trustee receives (1) an annual retainer of $6,000, (2) a per meeting attendance fee of $1,000, (3) a meeting attendance fee of $500 per Audit Committee meeting for meetings not held in connection with a quarterly Board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.  The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2008:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$7,500	$0	$0	$42,322.11

Jeremy W. Deems, Trustee	$7,500	$0	$0	$27,822.11

Clyde Douglas Kelso, III, Trustee	$7,500	$0	$0	$7,500

(1)  The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services..

No officer, trustee or employee of the Advisor or any of its affiliates receives any compensation from the Portfolio for serving as an officer or trustee of the Portfolio.

INVESTMENT MANAGER

ALPS Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the Portfolio’s business affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services.  Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $40 billion and distribution services to funds with assets of more than $220 billion.

The Adviser has delegated daily management of Portfolio assets to Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Portfolio.  The Sub-Adviser is engaged to manage the investments of the Portfolio in accordance with its investment objective, policies and limitations any an investment guidelines established by the Adviser and the Board.  The Sub-Adviser is the creator, manager and owner of the Listed Private Equity IndexSM, International Listed Private Equity IndexSM and Global Listed Private Equity IndexSM has extensive investment experience and developed proprietary research on the universe of listed private equity companies and intends to select Listed Private Equity Companies for the Portfolio, and their respective weightings within the Portfolio, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity, and the need for diversification within the portfolio (i.e., industry sectors, geographic focus, stage of investment, and capital structures).  The Sub-Adviser’s principal address is 603 Park Point Drive, Suite 200, Golden CO 80401.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Portfolio pays the Adviser an annual management fee of 0.85% based on the Portfolio’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Portfolio’s average daily net assets.  The sub-advisory management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Portfolio.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Portfolio, or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice.  A discussion regarding the basis for the Board’s approval of the Portfolio’s Advisory Contract is provided in the Portfolio’s semi-annual report to shareholders for the period ending June 30, 2008.

The table below shows the management fees earned by ALPS Advisors, Inc. for the period ended December 31, 2008.

For the Period April 30, 2008 (Inception) to December 31, 2008
AVS Listed Private Equity Portfolio	$5,173

For the period ended December 31, 2008, the actual Management Fees paid by the AVS Listed Private Equity Portfolio were $5,173. For the period ended December 31, 2008, ALPS Advisors, Inc. waived $5,173 of its Management Fees. In addition, for the period ended December 31, 2008, ALPS Advisors, Inc. reimbursed the Portfolio for expenses in the amount of $149,889.

As described in the Prospectus under “Fees and Expenses,” the Adviser and Sub-Adviser have contractually agreed to limit certain of the Portfolio’s expenses until May 1, 2010.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Portfolio, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”).  In addition, the Portfolio will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

CODE OF ETHICS

The Portfolio, the Adviser, the Sub-Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Portfolios may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Sub-Adviser, the Board has approved delegating proxy voting discretion to the Sub-Adviser believing that the Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the Sub-Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser uses when a vote presents a conflict between the interests of Portfolio shareholders, on the one hand, and those of the Sub-Adviser or any affiliated person of the Portfolio or the Sub-Adviser, on the other.  This summary of the guidelines gives a general indication as to how the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed.  However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the guidelines presented.  Notwithstanding the foregoing, the Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Portfolio’s investment objectives.   When applicable, information on how the Portfolio voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

THE DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated as of April 1, 2008 (the “Distribution Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA.  The offering of the Portfolio’s shares is continuous.  The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares.  No affiliated persons of the Portfolio are affiliated persons of the Distributor.  As disclosed in the Trustee table on page 49,

Mr. Jeremy O. May is an affiliated person of the Distributor and the Trust. In addition, as disclosed in the discussion of the Investment Adviser on page 52, the Adviser is a wholly owned subsidiary of ALPS Holdings.  ALPS Holdings is also the parent of the Distributor and ALPS Fund Services, Inc.  The Distribution Agreement provides that, unless sooner terminated, it will continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distributor Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I and Class II Portfolio shares, respectively (the “12b-1 Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that ALPS Advisors, Inc. and the Portfolio’s sub-adviser, as may be appointed from time to time, may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services.  Under the Class I Distribution Plan, ALPS Advisors, Inc. and the Portfolio’s sub-adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services.  The Board of Trustees has currently authorized such payments for the Portfolio.

Class II Distribution Plan

The Class II Distribution Plan permits the use of each Portfolio’s assets to compensate ALPS Distributors, Inc. for its services in distributing shares and servicing shareholder accounts.  The Class II Distribution Plan also recognizes that ALPS Advisors, Inc. and Red Rocks Capital LLC may use their management fee revenues, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Under the Class II Distribution Plan, ALPS Distributors, Inc. receives an amount equal to 0.25% of the average annual net assets of the Class II shares of each Portfolio.  All or a portion of the fees paid to ALPS Distributors, Inc. under the Class II Distribution Plan will, in turn, be paid to certain financial intermediaries as compensation for selling shares or for providing ongoing administrative services.  These services generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting.

Because the fees paid under the Class II Distribution Plan are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.  For the reporting period ended December 31, 2008, the following table shows the 12b-1 fees that were collected for the Portfolio.

Portfolio	Net Fees
AVS Listed Private Equity Portfolio	$1,472

All of the 12b-1 fees were used to compensate broker-dealers, with the exception of the 12b-1 fees earned on AFS seed capital which were retained by ADI.

Other Information

The Portfolio does not participate in joint distribution activities with any other investment company.  No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or provide other services. Such payments are in addition to any 12b-1 fees and/or shareholder services fees or other expenses paid by the Portfolio. These additional payments may be made to service agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent. Cash compensation also may be paid to service agents for inclusion of the Portfolio on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a service agent to recommend or sell shares of the Portfolio to you. Please contact your service agent for details about any payments it may receive in connection with the sale of Portfolio shares or the provisions of services to the Portfolio.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

PORTFOLIO ADMINISTRATION

ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as Administrator pursuant to a Fund Accounting and Administration Agreement with the Trust.  As such, ALPS Fund Services provides necessary bookkeeping, shareholder recordkeeping services and pricing services to the Portfolio.  Under the Fund Accounting and Administration Agreement, ALPS Fund Services will provide portfolio accounting services, expense accrual and payment services, Portfolio valuation and financial reporting services, tax accounting services and compliance control services.

The table below shows the administrative fees earned by ALPS Fund Services for the period ended December 31, 2008.

For the Period April 30, 2008 (Inception) to December 31, 2008
AVS Listed Private Equity Portfolio	$487

Administrative Services Plan

The Trustees have adopted an Administrative Services Plan for Class I and Class II shares, which permits the use of the Portfolio’s assets to compensate financial intermediaries who agree to provide certain administrative support services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.  Such administrative support services may include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Portfolio, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

In consideration for providing administrative support services, financial intermediaries will receive a fee, computed at the annual rate of up to 0.15% of the average daily net assets of the Class I and Class II shares of the Portfolio held by customers of such entity.

PRINCIPAL SHAREHOLDERS

As of March 6, 2009, the following shareholders owned 5% or more of the outstanding Class of shares of the Portfolio as listed below:

AVS Listed Private Equity Portfolio		PERCENTAGE INTEREST	TYPE OF OWNERSHIP
Class I shares	ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203	100.00%	Record

Class II shares	Ohio National Life Insurance Company P.O. Box 237 Cincinnati, OH 45201-0237	96.02%	Record

The person or organizations listed above owning 25% or more of the outstanding shares of the Portfolio may be presumed to “control” (as that term is defined in the 1940 Act) the Portfolio.  As a result, those entities would have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholder of such Portfolio.  Each of these entities is believed to hold its shares of the Portfolio as nominee for the benefit of its clients.

PORTFOLIO TRANSFER AGENT

ALPS Fund Services serves as Transfer Agent to the Portfolio pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, ALPS Fund Services will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (i) receiving and processing orders to purchase or redeem shares; (ii) mailing shareholder reports and prospectuses to current shareholders; and (iii) providing blue sky services to monitor the number of the shares of the Portfolio sold in each state.

EXPENSES

The Portfolio’s expenses include taxes, interest, fees and salaries of such Portfolio Trustees and officers who are not trustees, officers or employees of the Portfolio’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses.  The Portfolio also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the Portfolio.  Unless noted otherwise, all information is provided as of December 31, 2008.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The table below identifies, for each portfolio manager, the number of accounts (other than the Portfolio with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts shown were subject to fees based on performance.

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(in millions)		(in millions)		(in millions)

Adam Goldman Portfolio Manager	2	$56.3	None	$0	2	$6.7
Mark Sunderhuse Portfolio Manager	2	$56.3	None	$0	2	$6.7

*Red Rocks Capital LLC is the constructor and manager of Listed Private Equity Index.

PORTFOLIO MANAGER COMPENSATION

The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers are eligible to receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained Portfolio performance.

The Sub-Adviser may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following elements:

• Base salary. Each portfolio manager is eligible to receive a fixed base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

• Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 66.6% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a predetermined peer group. High Portfolio performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor Portfolio performance (versus applicable peer group) could result in no bonus. The amount of Portfolio assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 33.3% portion of the bonus is discretionary as determined by the Sub-Adviser and takes into account other subjective factors.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Sub-Adviser and the Portfolio have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs.  For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple portfolios and/or accounts may devote unequal time and attention to the management of those portfolios and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single portfolio.  The effects of this potential conflict may be more pronounced where portfolios and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple portfolios and/or accounts, the opportunity may be allocated among these several portfolios or accounts, which may limit a portfolio’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the portfolios and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other portfolios and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the portfolios and/or account that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain portfolios or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the portfolios and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among portfolios and/or accounts (such as where certain portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain portfolios and/or accounts over others.  The portfolio manager might be motivated to favor portfolios and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those portfolios and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of portfolios or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of portfolios and/or accounts that provide greater overall returns to the manager and its affiliates.

Index Management.  Red Rocks Capital is the owner and manager of the Listed Private Equity IndexSM, the International Listed Private Equity IndexSM, and the Global Listed Private Equity IndexSM. These Indexes are managed and re-balanced by a separate division within Red Rocks Capital. Red Rocks Capital has adopted policies and procedures designed to prevent information being shared between the division within Red Rocks Capital that manages these Indexes and the division that actively manages the AVS Listed Private Equity Portfolio during the quarterly re-balancing process of the Indexes.

The Sub-Adviser and the Portfolio have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs.  For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage portfolios and accounts that share a similar investment style.  The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple portfolios and accounts.  There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Portfolio will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

The table below identifies ownership of Portfolio securities by each Portfolio Manager as of December 31, 2008.

PORTFOLIO MANAGER(S)	DOLLAR RANGE OF OWNERSHIP OF SECURITIES*

Adam Goldman	None

Mark Sunderhuse	None

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Portfolio is a portfolio of ALPS Variable Insurance Trust, an open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated September 17, 2007. The Declaration of Trust permits the Trustees to create additional portfolios and classes. There is currently one Portfolio of the Trust.

The assets of the Trust received for the issue or sale of shares of the Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of the Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of the Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets.  The Declaration of Trust provides for indemnification out of the Portfolio’s property of any shareholders held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that the Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insurance companies and qualified plans will typically be the Portfolio’s only shareholders of record, and pursuant to the 1940 Act, such shareholders may be deemed to be in control of the Portfolio. When a shareholder’s meeting occurs, each insurance company solicits and accepts voting instructions from its Variable Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each shareholder then votes the Portfolio’s shares that are attributable to its interests in the Portfolio, in proportion to the voting instructions received.

Typically for Insurance companies, the Portfolio is available through separate accounts relating to both variable annuity and variable life insurance contracts. The Portfolio do not currently foresee any disadvantages to Variable Contract owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts, and the Trustees continuously monitor events for the existence of any material irreconcilable conflict between or among Variable Contract owners. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in the Portfolio. This could possibly require the Portfolio to sell securities as disadvantageous prices. Each insurance company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary. However, ongoing expenses that are ultimately borne by Variable Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

VOTING RIGHTS. The Portfolio’s capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above. Shareholders representing 10% or more of the Trust or the Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or the Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or the Portfolio. If not so terminated, the Trust and the Portfolio will continue indefinitely.

NET ASSET VALUE

The following is a description of the procedures used by the Portfolio in valuing its assets.  Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Portfolio is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time).  The Portfolio’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr.  Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security.  Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price.  If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio’s Board of Trustees or its delegates.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.  Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.  Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  All other securities and other assets of the Portfolio will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Passive Foreign Investment Companies

Portfolios that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”).  In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, the Portfolio may elect to “mark-to-market” annually its investments in such entities and to distribute any resulting net gain to shareholders.  Such gains are treated as ordinary income.  The Portfolio may also elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company.  The QEF and mark-to-market elections may require the Portfolio to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Portfolio-level tax.  Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Portfolios that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the portfolio.  If at the close of its taxable year more than 50% of the value of the Portfolio’s total assets consists of securities of foreign corporations (including foreign governments), the Portfolio may make an election under the Code that would allow Portfolio shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Portfolio to non-U.S. countries in respect of non-U.S. securities held at least a minimum period specified in the Code.  If the Portfolio makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Portfolio with the IRS must be increased by the amount of the shareholder’s portion of the Portfolio’s non-U.S. tax paid.  A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Portfolio may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders.  Certain of the Portfolio’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Portfolio’s book income and taxable income.  This difference may cause a portion of such Portfolio’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Portfolio to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Financial Products

The Portfolio’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character distributions to Portfolio shareholders.

Certain of the Portfolio’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Portfolio’s book income and taxable income.  This difference may cause a portion of such Portfolio’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Portfolio to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Portfolio to accrue and distribute income not yet received.  In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no interest payment in cash on the security during the year.  In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.  The Portfolio may realize gains or losses from such sales.  In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Portfolio in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments.  The Portfolio may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Portfolio may invest in debt obligations that are in the lowest rating categories or are unrated.  Investments in debt obligations that are at risk of or in default present special tax issues for the Portfolio.  Tax rules are not entirely clear about issues such as when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by the Portfolio if it invests in such securities in order to seek to ensure that they distribute sufficient income to avoid becoming subject to federal income or excise tax.

Real Estate Investment Trusts

The Portfolio’s investments in REIT equity securities may require the Portfolio to accrue and distribute income not yet received.  In order to generate sufficient cash to make required distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).  The Portfolio’s investments in REIT equity securities may at other times result in the Portfolio’s receipt of cash in excess of the REIT’s earnings; if the Portfolio distributes such amounts, such distributions could constitute a return of capital to Portfolio shareholders for federal income tax purposes.  Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Portfolio serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if either: (1) the Portfolio invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.  The Portfolio may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding.  The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax adviser to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law.  Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.  Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.

OTHER INFORMATION ABOUT THE PORTFOLIO

Custodian.  The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, NY 10286,  serves as the custodian for the Portfolio. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Portfolio and, in such capacity, is the registered owner of securities in book-entry form belonging to the Portfolio. Upon instruction, the Custodian receives and delivers cash and securities of the Portfolio in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. The Custodian also maintains certain accounts and records of the Portfolio.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Portfolio’s independent registered public accountant.  Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  Deloitte is located at 555 17th St. #3600, Denver, CO 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Portfolio and is located at 1550 17th Street, Suite 500, Denver, CO, 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Portfolio may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Portfolio’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Portfolio. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Portfolio’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Portfolio’s shares and to the relative risks associated with the investment objectives and policies of the Portfolio.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Portfolio are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Portfolio to the exclusion of the consideration of the share price of that Portfolio may result in the investor’s misunderstanding the total return he or she may derive from the Portfolio.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Portfolio may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly.  In determining the Portfolio’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities.  The Portfolio’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria.  Reference to an overall average quality rating for the Portfolios does not mean that all securities held by the Portfolios will be rated in that category or higher.  The Portfolio’ investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality).  The percentage of the Portfolio’s assets invested in securities in a particular rating category will vary.  Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year.  Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated.  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits.  Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located.  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation.  Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred.  Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default.  For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability.  Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis.  Securities, however, are rated taking into consideration probability of default and loss given default.  As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay.  While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer.  Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.  Default generally is defined as one of the following:

•                  failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•                  the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•                  the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default.  Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’.  (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full:  denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Red Rocks Capital LLC

Proxy Voting Policy, Procedures and Guidelines

December 31, 2008

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.  An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Red Rocks Capital LLC (“RRC”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise.  RRC will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request.  Information regarding RRC’s proxy voting decisions is confidential.  Therefore, the information may be shared on a need to know basis only, including within RRC.  Advisory clients may obtain information on how their proxies were voted by RRC.  However, RRC will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which RRC has authority to vote will, unless RRC determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by RRC to be in the best interest of RRC’s clients without regard to any resulting benefit or detriment to RRC or its affiliates.  The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as RRC determines in its sole and absolute discretion.  In the event a client believes that its other interests require a different vote, RRC will vote as the client clearly instructs, provided RRC receives such instructions in time to act accordingly.

RRC endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when RRC expects to routinely refrain from voting:

1.               Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.               Proxies will usually not be voted in cases where RRC deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

RRC seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

RRC has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.  Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A)  or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. RRC’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above.  Information regarding RRC’s proxy voting decisions is confidential information.  Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of RRC and within RRC on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures).  A research analyst or portfolio manager must disclose to RRC’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix C to this policy).  For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by RRC, an RRC affiliate, or a RRC associate that creates an incentive (or appearance thereof) to favor the interests of RRC, the affiliate, or associate, rather than the clients’ interests.  For example, RRC may have a conflict of interest if either RRC has a significant business relationship with a company that is soliciting a proxy, or if an RRC associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence RRC’s decision on the particular vote at issue.  In all cases where there is deemed to be a material conflict of interest, RRC will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by RRC’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an RRC investment associate believes that an exception to the guidelines may be in the best economic interest of RRC’s clients (collectively, “Proxy Referrals”), RRC may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if RRC or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest.  RRC investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to RRC’s Chief Compliance Officer in writing (see Appendix C - “Conflicts of Interest Disclosure and Certification Form”).  Compliance will consider information about RRC’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

1.                   Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);

2.                   Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.

3.                    In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.               RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

2.               By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•                  To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•                  To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.               In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  RRC has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.           PROXY VOTING GUIDELINES

A.  RRC’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the RiskMetrics corporate governance policy guidelines for voting proxies.  The US policy is specified in Appendix A of this policy.  The International policy is incorporated by reference in Appendix B (the web address is included in Appendix B).  RRC will use an independent, third-party vendor (currently RiskMetrics) to implement its proxy voting process as RRC’s proxy voting agent.  In general, whenever a vote is solicited, RiskMetrics will execute the vote according to the Voting Guidelines in Appendices A and B.  Prior to any vote, the RiskMetrics/ISS recommendations will be reviewed by at least one member of the Proxy Committee.  Since many proxy voting issues are determined on a case-by-case basis, the Proxy Committee may override any RiskMetrics recommendation, if the Committee feels it would be in the best interests of the client.  Any disagreements will be documented.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines.  If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption.  The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, RRC will refrain from voting such securities.  However, in the exceptional circumstances that RRC determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines.  The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.               RRC will use an independent, third-party vendor, to implement its proxy voting process as RRC’s proxy voting agent.  This retention is subject to RRC continuously assessing the vendor’s independence from RRC and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with RRC’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and RRC’s clients, on the other hand.  As means of performing this assessment, RRC will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.               The Vendor will provide proxy analysis and record keeping services in addition to voting proxies on behalf of RRC in accordance with this Policy.

3.               On a weekly basis, RRC will send to the Vendor a holdings file detailing each equity holding held in all accounts over which RRC has voting authority.  Information regarding equity holdings for international portfolios will be sent weekly.

4.               The Vendor will receive proxy material information from the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for RRC accounts. The Vendor will then reconcile information it receives from RRC with information that it has received from the custodian banks.  Any discrepancies will be promptly noted and resolved by the Vendor, with notice to RRC.

5.               Whenever a vote is solicited, the Vendor will execute the vote according to RRC’s Voting Guidelines which will be delivered by RRC to the Vendor as set forth in Appendix A and anytime there is a material change to these guidelines.

•                  If the Vendor is unsure how to vote a particular proxy, the Vendor will issue a request for voting instructions to RRC over a secure website. RRC personnel will check this website regularly.  The request will be accompanied by a recommended vote. The recommended vote will be based upon the Vendor’s understanding of the Voting Guidelines previously delivered to the Vendor. RRC will promptly provide the Vendor with any amendments or modifications to the Voting Guidelines if necessary.  RRC will return a final instruction to vote to the Vendor, which the Vendor will record with Proxy Edge or the custodian bank as our agent.

6.               Each time that the Vendor sends RRC a request to vote, the request will be accompanied by the recommended vote determined in accordance with RRC’s Voting Guidelines. The Vendor will  vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C.  In such situations, the Vendor will vote based on the direction of the client or the Proxy Committee, as the case may be.  The interests of RRC’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. The Vendor will inform RRC of all proposals having impact on its Taft Hartley and or Socially Responsible clients.  The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.               The Vendor will have procedures in place to ensure that a vote is cast on every security holding maintained by RRC on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients RRC will receive a report from the Vendor detailing RRC’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to RRC’s Chief Compliance Officer.  Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal.  Compliance will notify the

Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

RRC’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process.  The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of the Vendor’s votes to ensure that the Vendor is accurately voting consistent with RRC’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.  Additionally, RRC will review the Vendor’s conflicts of interest policies.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in RRC’s Form ADV.  Upon receipt of a Client’s request for more information, RRC will provide to the Client a copy of this Policy and/or how RRC voted proxies for the Client pursuant to this Policy for up to a one-year period.  It is RRC’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, RRC will not selectively disclose its investment company clients’ proxy voting records; rather, Fund Advisors will disclose such information by publicly available annual filings.  RRC will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th.  RRC will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•                  The name of the issuer of the security;

•                  The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•                  The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•                  The shareholder meeting date;

•                  A brief identification of the matter voted on;

•                  Whether the matter was proposed by the issuer or by a security holder;

•                  Whether the company cast its vote on the matter;

•                  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•                  Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy.  The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•                  Proxy Committee Meeting Minutes and Other Materials

•                  Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•                  Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•                  Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of RRC for the first three years.

Appendix A

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent;

•                  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•                  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•                  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•                  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•                  The tenure of the audit firm;

•                  The length of rotation specified in the proposal;

•                  Any significant audit-related issues at the company;

•                  The number of Audit Committee meetings held each year;

•                  The number of financial experts serving on the committee; and

•                  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director(1) Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

(1) RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

(2) In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•                       Degree to which absences were due to an unavoidable conflict;

•                       Pattern of absenteeism; and

•                       Other extraordinary circumstances underlying the director’s absence;

•                  Sit on more than six public company boards;

•                  Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•                  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•                  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•                  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•                  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•                  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•                  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•                  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•                  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•                  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•                  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•                  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•                  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•                  The non-audit fees paid to the auditor are excessive;

•                  The company receives an adverse opinion on the company’s financial statements from its auditor; or

•                  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•                  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•                  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•                  The company fails to submit one-time transfers of stock options to a shareholder vote;

•                  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•                  The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•                  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•                       presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•                       serves as liaison between the chairman and the independent directors;

•                       approves information sent to the board;

•                       approves meeting agendas for the board;

•                       approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                       has the authority to call meetings of the independent directors;

•                       if requested by major shareholders, ensures that he is available for consultation and direct communication;

•                  Two-thirds independent board;

•                  All independent key committees;

•                  Established governance guidelines;

•                  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•                  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•                       Egregious compensation practices;

•                       Multiple related-party transactions or other issues putting director independence at risk;

•                       Corporate and/or management scandals;

•                       Excessive problematic corporate governance provisions; or

•                       Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•                  a classified board structure;

•                  a supermajority vote requirement;

•                  majority vote standard for director elections with no carve out for contested elections;

•                  the inability of shareholders to call special meetings;

•                  the inability of shareholders to act by written consent;

•                  a dual-class structure; and/or

•                  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•                  Long-term financial performance of the target company relative to its industry;

•                  Management’s track record;

•                  Background to the proxy contest;

•                  Qualifications of director nominees (both slates);

•                  Strategic plan of dissident slate and quality of critique against management;

•                  Likelihood that the proposed goals and objectives can be achieved (both slates);

•                  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•                  The election of fewer than 50% of the directors to be elected is contested in the election;

•                  One or more of the dissident’s candidates is elected;

•                  Shareholders are not permitted to cumulate their votes for directors; and

•                  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•                  Shareholders have approved the adoption of the plan; or

•                  The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•                  No lower than a 20% trigger, flip-in or flip-over;

•                  A term of no more than three years;

•                  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•                  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•                  the trigger (NOL pills generally have a trigger slightly below 5%);

•                  the value of the NOLs;

•                  the term;

•                  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•                  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•                  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•                  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•                  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•                  Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•                  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•                  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•                  Reasons for reincorporation;

•                  Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•                  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Specific reasons/ rationale for the proposed increase;

•                  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•                  The board’s governance structure and practices; and

•                  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•                  Specific reasons/ rationale for the proposed increase;

•                  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•                  The board’s governance structure and practices; and

•                  Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•                  The total cost of the company’s equity plans is unreasonable;

•                  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•                  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•                  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•                  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•                  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•                  Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•                  Excessive perks/tax reimbursements:

•                  Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

•                  Reimbursement of income taxes on executive perquisites or other payments;

•                  Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•                  Egregious pension/SERP (supplemental executive retirement plan) payouts:

•                  Inclusion of additional years of service not worked that result in significant payouts;

•                  Inclusion of performance-based equity awards in the pension calculation;

•                  New CEO with overly generous new hire package:

•                  Excessive “make whole” provisions;

•                  Any of the poor pay practices listed in this policy;

•                  Excessive severance and/or change in control provisions:

•                  Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

•                  Payments upon an executive’s termination in connection with performance failure;

•                  Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

•                  New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

•                  Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

•                  New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

•                  Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•                  Dividends or dividend equivalents paid on unvested performance shares or units;

•                  Poor disclosure practices:

•                       Unclear explanation of how the CEO is involved in the pay setting process;

•                       Retrospective performance targets and methodology not discussed;

•                       Methodology for benchmarking practices and/or peer group not disclosed and explained;

•                  Internal Pay Disparity:

•                       Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•                  Options backdating (covered in a separate policy);

•                  Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•                  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•                  Evaluation of peer groups used to set target pay or award opportunities;

•                  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•                  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•                  Balance of fixed versus performance-driven pay;

•                  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•                  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•                  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•                  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•                  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•                  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•                  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•                  Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•                  Rationale for the re-pricing—was the stock price decline beyond management’s control?

•                  Is this a value-for-value exchange?

•                  Are surrendered stock options added back to the plan reserve?

•                  Option vesting—does the new option vest immediately or is there a black-out period?

•                  Term of the option—the term should remain the same as that of the replaced option;

•                  Exercise price—should be set at fair market or a premium to market;

•                  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•                  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•                       Rigorous stock ownership guidelines, or

•                       A holding period requirement coupled with a significant long-term ownership requirement, or

•                       A meaningful retention ratio,

•                  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•                  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•                  Whether adoption of the proposal is likely to enhance or protect shareholder value;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•                  What other companies have done in response to the issue addressed in the proposal;

•                  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•                  The company’s business and the proportion of it affected by the resolution;

•                  The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•                  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•                  The nature of the company’s business and the potential for reputational and market risk exposure;

•                  The existing disclosure of relevant policies;

•                  Deviation from established industry norms;

•                  The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•                  Whether the proposal focuses on specific products or geographic regions; and

•                  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•                  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•                  The company’s level of disclosure is at least comparable to that of industry peers; and

•                  There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•                  Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•                  The company’s current level of disclosure on lobbying strategy, and

•                  The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•                  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•                  The degree to which existing relevant policies and practices are disclosed;

•                  Whether or not existing relevant policies are consistent with internationally recognized standards;

•                  Whether company facilities and those of its suppliers are monitored and how;

•                  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•                  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•                  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•                  The scope of the request; and

•                  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•                  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•                  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Appendix B

International Proxy Voting Guidelines Summary

January 15, 2009

Website Address:

http://www.riskmetrics.com/sites/default/files/RMG2009InternationalSummaryGuidelines_1.pdf

Appendix C

Conflicts of Interest Disclosure Form

RED ROCKS CAPITAL LLC

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1. Company name:_____________________________________________________________

2. Date of Meeting:_____________________________________________________________

3. Referral Item(s):_____________________________________________________________

4. Description of RRC’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

_________________________________________________________________________________

5.        Describe procedures used to address any conflict of interest:

Compliance will consider information about RRC’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

a.               Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);

b.              Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.

c.               In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers (1) proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.               RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

b.              By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•                        To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•                        To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.               In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  RRC has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside RRC (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of RRC certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.